UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21584

The Victory Institutional Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

Item 1. Reports to Stockholders.

October 31, 2013

Annual Report

Institutional Diversified Stock Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

The Victory Institutional
Funds

Table of Contents

Shareholder Letter	3
Fund Review and Commentary	6
Financial Statements
Schedule of Portfolio Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Supplemental Information
Trustee and Officer Information	20
Proxy Voting and Form N-Q Information	23
Expense Examples	23
Additional Federal Income Tax Information	24
Advisory Contract Renewal	25

The Fund is distributed by Victory Capital Advisers Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Diversified Stock Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

866-689-6999

Visit our website at:

www.vcm.com

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Letter to Our Shareholders

The U.S. equity market posted strong returns in 2013 against a backdrop of modest growth, reduced financial stresses, and improving investor sentiment toward stocks. All major market indices, with the exception of the NASDAQ, established new all-time record highs with regularity as the year progressed. It has been a noteworthy performance to be sure, with even the most bullish strategists failing to foresee gains of this magnitude in 2013. In fact, while there have been pauses and retrenchments, the markets have managed to avoid a serious correction (10% or greater) since late 2011.

Fueling the advance have been a number of factors, including signs of stabilization in Europe, the apparent soft landing in Chinese economic growth, a continuation of easy global monetary policy, and evidence of investment flows out of fixed income and into equities. Earnings have benefitted from pockets of strength in end markets and a steadfast focus on margins, where stagnant or falling input prices have also provided a lift.

Washington's unending standoff over fiscal policy likely served as the market's biggest headwind, while questions surrounding the timing of Fed tapering led to wide swings in interest rates, prompting angst among fixed income investors. Bond markets entered a period of upheaval in May and June with the rate on the 10-year U.S. Treasury note rising a staggering 82 basis points to levels not seen since July 2011.

Emerging markets lagged developed markets by a wide margin as their commodity-intensive economies floundered in the face of middling demand and ample supply. Underperformance turned into outright panic in late-Spring and early-Summer as the effects of the surge in U.S. interest rates ricocheted around the globe, leading to a furious unwinding of the carry trade and precipitous declines in the currencies of developing countries with high current account balances.

While it has been a halting year for fixed income investors, it has been a tremendously rewarding one for developed-market equity investors. The feverish search for yield that characterized the final months of 2012 and first part of 2013 has given way to a preference for the more growth-oriented and cyclical areas of the market. We have witnessed the restoration of a more normal market environment, made evident by the steady decline in intra-stock correlations. This has allowed the investment merit of the individual company to reassert as the overriding driver of stock performance, which serves as tailwind for skilled active managers.

We continue to believe that those investors with consistent, differentiated, and effective investment processes stand to reap disproportionate benefit. By nature, the market will always present opportunities for outperformance, and our pursuit of this achievement will remain focused and unwavering. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1.  Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence

Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3.  Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high-quality investment products and services.

We appreciate your confidence in the Victory Funds. If you have questions or would like further information, please feel free to contact us at 800-539-3863 or via our website at www.vcm.com.

Michael Policarpo, II

President,
Victory Funds

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The Victory Institutional Funds

Institutional Diversified Stock Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities.

Commentary

Equity markets appreciated meaningfully in Fiscal 2013, building on the gains from Fiscal 2012. Importantly, from a psychological perspective, markets have reached new all-time highs and the 2008 downturn is becoming a distant memory. Corporate profit growth was positive, however multiple expansion was an even greater contributor to returns as P/E multiples grew from 13.0 to 16.2x 2013. With "tail risks" of a global recession residing and fixed income markets looking more vulnerable in anticipation of higher interest rates, equities had a phenomenal year, as the S&P 500 Index1 (the "Index") returned 27.18%. The U.S. economy continued on its slow growth trajectory as the housing, auto and manufacturing industries performed well. Emerging market growth has slowed, causing most commodities to underperform and keeping inflation in check, which also helped provide a tailwind for consumer spending. Accommodative monetary policy by European central bankers has helped to stabilize economic activity in that region, where expectations for recovery have been low. The Fund was positioned very well with an emphasis on more cyclically oriented sectors and returned 31.68%, outperforming the Index by over 400 basis points.

Leading the market higher were the Consumer Discretionary, Industrial, Health Care, and Financial sectors, all of which exceeded 30%. Defensive sectors such as Telecom, Utilities and Consumer Staples lagged as valuations were high and the relative attractiveness of higher dividend yields waned as the 10-year treasury appreciated from 1.75% to near 3.0% toward the end of the fiscal year. Within the Fund, relative performance was greatest in the Consumer Discretionary, Industrial and Energy sectors, while the Health Care and Technology sectors were detractors.

Correlations between securities receded and stock picking was rewarded in fiscal 2013. This was evident in the Fund, where stock selection contributed approximately 70% of the outperformance, while sector allocation was also positive. Boeing Co., Google, Inc., Class A and General Motors Co. were the three largest contributors to the portfolio. Boeing recovered from concerns earlier in the year related to battery problems in its new Dreamliner aircraft. Deliveries increased, and orders for new aircraft improved meaningfully during the year. Concerns over Google, Inc.'s business model transitioning to the mobile world were alleviated, with the company growing the top line at a high-teens level. General Motors Co. was boosted by the gradual exit of government ownership, strong auto sales, improvement in their struggling European business, and the rollout of its new truck platform.

Apple, Inc. declined during the fiscal year, and was the largest detractor to portfolio performance. The stock suffered despite a low valuation as growth slowed more than anticipated and investors grew concerned about new product development under new leadership. Other detractors included Broadcom Corp., Class A and Citrix Systems, Inc., which declined on lower-than-expected growth.

The Victory Institutional Funds

Institutional Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2013

	Class A
INCEPTION DATE	6/24/05
	Net Asset Value	S&P 500 Index[1]
One Year	31.68%	27.18%
Three Year	14.98%	16.56%
Five Year	13.25%	15.17%
Ten Year	N/A	N/A
Since Inception	6.88%	N/A
Expense Ratios
Gross	0.61%
With Applicable Waivers	0.61%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2013. Additional information pertaining to the Fund's expense ratio as of October 31, 2013 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Growth of $10,000,000 — Institutional Diversified Stock Fund vs. S&P 500 Index1

For the period 06/24/05 to 10/31/13

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Institutional Funds  Schedule of Portfolio Investments
Institutional Diversified Stock Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.7%)
Consumer Discretionary (13.6%):
Comcast Corp., Class A	183,330	$8,723
Dick's Sporting Goods, Inc.	97,350	5,180
DIRECTV (a)	121,080	7,566
General Motors Co. (a)	380,130	14,046
News Corp. (a)	530,510	9,337
PetSmart, Inc.	116,930	8,508
PVH Corp.	83,940	10,456
		63,816
Consumer Staples (5.3%):
Anheuser-Busch InBev NV, ADR	90,060	9,342
The Procter & Gamble Co.	193,800	15,649
		24,991
Energy (9.4%):
Anadarko Petroleum Corp.	106,747	10,172
BP PLC, ADR	261,060	12,139
Chesapeake Energy Corp.	376,050	10,514
Occidental Petroleum Corp.	116,390	11,183
		44,008
Financials (14.4%):
Bank of New York Mellon Corp.	292,170	9,291
Capital One Financial Corp.	201,300	13,823
Citigroup, Inc.	219,880	10,726
JPMorgan Chase & Co.	260,340	13,417
MetLife, Inc.	245,144	11,598
Wells Fargo & Co.	203,180	8,674
		67,529
Health Care (13.8%):
Abbott Laboratories	153,300	5,603
Baxter International, Inc.	144,020	9,486
Johnson & Johnson	87,590	8,112
Merck & Co., Inc.	322,915	14,560
Pfizer, Inc.	401,920	12,331
Roche Holdings Ltd., ADR	141,490	9,811
Zimmer Holdings, Inc.	53,900	4,715
		64,618
Industrials (16.2%):
Boeing Co.	49,670	6,482
Danaher Corp.	79,730	5,748
Eaton Corp. PLC	130,260	9,191
General Dynamics Corp.	147,680	12,793
Koninklijke Philips NVR, NYS	411,800	14,582
Siemens AG, ADR	106,710	13,660
TE Connectivity Ltd.	89,350	4,601
United Parcel Service, Inc., Class B	91,096	8,949
		76,006

See notes to financial statements.

The Victory Institutional Funds  Schedule of Portfolio Investments — continued
Institutional Diversified Stock Fund  October 31, 2013

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (19.4%):
Altera Corp.	175,690	$5,903
Apple, Inc.	38,980	20,362
Applied Materials, Inc.	647,530	11,558
Broadcom Corp., Class A	128,660	3,438
Citrix Systems, Inc. (a)	138,340	7,855
EMC Corp.	559,410	13,465
Google, Inc., Class A (a)	15,760	16,242
Intel Corp.	512,380	12,518
		91,341
Materials (5.6%):
Air Products & Chemicals, Inc.	158,020	17,226
The Dow Chemical Co.	226,940	8,957
		26,183
Total Common Stocks (Cost $385,941)		458,492
Investment Companies (1.9%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	8,775,593	8,776
Total Investment Companies (Cost $8,776)		8,776
Total Investments (Cost $394,717) — 99.6%		467,268
Other assets in excess of liabilities — 0.4%		1,836
NET ASSETS — 100.00%		$469,104

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 10/31/13.

ADR — American Depositary Receipt

NYS — New York Registered Shares

PLC — Public Liability Co.

See notes to financial statements.

Statement of Assets and Liabilities

The Victory Institutional Funds  October 31, 2013

(Amounts in Thousands, Except Per Share Amounts)

Institutional Diversified Stock Fund
ASSETS:
Investments, at value (Cost $394,717)	$467,268
Dividends receivable	590
Receivable for capital shares issued	37
Receivable for investments sold	3,986
Prepaid expenses	20
Total Assets	471,901
LIABILITIES:
Payable for investments purchased	2,153
Payable for capital shares redeemed	301
Accrued expenses and other payables:
Investment advisory fees	263
Administration fees	11
Custodian fees	6
Transfer agent fees	15
Chief Compliance Officer fees	1
Trustees' fees	1
Other accrued expenses	46
Total Liabilities	2,797
NET ASSETS:
Capital	306,435
Accumulated undistributed net investment income	540
Accumulated net realized gains from investments	89,578
Net unrealized appreciation on investments	72,551
Net Assets	$469,104
Shares (unlimited number of shares authorized with a par value of $0.001 per shares):	31,831
Net Asset Value, offering price & redemption price per share: (a)	$14.74

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

Statement of Operations

The Victory Institutional Funds  For the Year Ended October 31, 2013

(Amounts in Thousands)

Institutional Diversified Stock Fund
Investment Income:
Dividend income	$13,779
Total Income	13,779
Expenses:
Investment advisory fees	3,201
Administration fees	167
Custodian fees	60
Transfer agent fees — Class A Shares	81
Trustees' fees	80
Chief Compliance Officer fees	13
Legal and audit fees	28
State registration and filing fees	35
Other expenses	114
Total Expenses	3,779
Net Investment Income	10,000
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	133,550
Net change in unrealized appreciation/depreciation on investments	33,843
Net realized/unrealized gains on investments	167,393
Change in net assets resulting from operations	$177,393

See notes to financial statements.

The Victory Institutional Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Diversified Stock Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
From Investment Activities:
Operations:
Net investment income	$10,000	$8,664
Net realized gains from investment transactions	133,550	56,490
Net change in unrealized appreciation/depreciation on investments	33,843	22,949
Change in net assets resulting from operations	177,393	88,103
Distributions to Shareholders:
From net investment income:	(9,786)	(8,672)
Change in net assets resulting from distributions to shareholders	(9,786)	(8,672)
Change in net assets from capital transactions	(310,841)	(107,627)
Change in net assets	(143,234)	(28,196)
Net Assets:
Beginning of period	612,338	640,534
End of period	$469,104	$612,338
Accumulated undistributed net investment income	$540	$326
Capital Transactions:
Proceeds from shares issued	$59,945	$102,654
Dividends reinvested	9,593	8,495
Cost of shares redeemed	(380,379)	(218,776)
Change in net assets from capital transactions	$(310,841)	$(107,627)
Share Transactions:
Issued	4,568	9,909
Reinvested	754	791
Redeemed	(27,332)	(20,387)
Change in Shares	(22,010)	(9,687)

See notes to financial statements.

The Victory Institutional Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Institutional Diversified Stock Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$11.37	$10.08	$10.11	$9.06	$8.48
Investment Activities:
Net investment income	0.21	0.15	0.13	0.13	0.12
Net realized and unrealized gains (losses) on investments	3.36	1.29	(0.03)	1.04	0.58
Total from Investment Activities	3.57	1.44	0.10	1.17	0.70
Distributions:
Net investment income	(0.20)	(0.15)	(0.13)	(0.12)	(0.12)
Total Distributions	(0.20)	(0.15)	(0.13)	(0.12)	(0.12)
Net Asset Value, End of Period	$14.74	$11.37	$10.08	$10.11	$9.06
Total Return	31.68%	14.35%	0.95%	13.03%	8.44%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$469,104	$612,338	$640,534	$640,023	$584,456
Ratio of net expenses to average net assets	0.59%	0.61%	0.60%	0.61%	0.62%
Ratio of net investment income to average net assets	1.56%	1.34%	1.21%	1.31%	1.49%
Portfolio turnover (a)	91%	94%	87%	100%	97%

See notes to financial statements.

Notes to Financial Statements

The Victory Institutional Funds  October 31, 2013

1.  Organization:

The Victory Institutional Funds (the "Trust") was organized on August 1, 2003, as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of one fund. The accompanying financial statements are those of the Institutional Diversified Stock Fund (the "Fund").

The Fund is authorized to issue one class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board").

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2013

Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended October 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2013, while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Investment	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	Total
Common Stocks	$458,492	$—	$458,492
Investment Companies	—	8,776	8,776
Total	$458,492	$8,776	$467,268

There were no transfers between Level 1 and Level 2 as of October 31, 2013.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2013

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

In-Kind Redemptions:

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund recognizes a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes, and are reclassified from accumulated net realized gains (losses) to paid-in capital. During the fiscal year ended October 31, 2013, the Institutional Diversified Stock Fund realized $35,951 of net gain on $163,046 of in-kind redemptions (in thousands).

Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2013 were as follows for the Fund (in thousands):

Purchases*	Sales*
$558,317	$872,085

*There were no purchases or sales of U.S. Government Securities during the period.

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). As of August 1, 2013, the Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

Prior to August 1, 2013, VCM was a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Effective July 31, 2013, VCM is no longer affiliated with KeyBank. KeyBank, serving as custodian for the Fund, receives custodian fees at an annualized rate of 0.00774% of the aggregate average daily net assets of the Trust, The Victory Portfolios and The Victory Variable Insurance Funds (collectively, the "Victory Trusts"), excluding the assets of the International Fund, International Select Fund and Global Equity Fund, plus applicable per transaction fees. Prior to July 1, 2013, this fee was 0.0081%. The Victory Trusts reimburse KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.03% of the first $100 million in average daily net assets of the Trust and 0.02% of the average daily net assets over $100 million of the Trust, subject to an annual minimum fee of $25 thousand per year for

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2013

providing administration services. VCM also receives $25 thousand per year for providing fund accounting services.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Fund's transfer agent. Under the Transfer Agent Agreement, Citi is entitled to fees of $25 thousand per year. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

5.  Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp. Under the agreement, the Victory Trusts may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.10% on $50 million for providing the Line of Credit. Prior to June 1, 2013, the annual commitment fee was 0.15%. For the fiscal year ended October 31, 2013, KeyCorp earned approximately $64 thousand for the Line of Credit fee. Each fund in the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan for the days outstanding for the Fund during the fiscal year ended October 31, 2013, was $304 thousand. The average interest rate during the fiscal year ended October 31, 2013, was 0.90%. As of October 31, 2013, the Fund had no loans outstanding with KeyCorp.

7.  Federal Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$9,786	$—	$9,786

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2013

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$8,672	$—	$8,672

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
$47,533	$43,065	$72,099	$162,697

*The difference between the book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

During the year ended October 31, 2013, the Fund utilized $7,463 thousand of capital loss carryforwards.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of October 31, 2013, were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$395,169	$74,699	$(2,601)	$72,098

8.  Proxy Voting Information (Unaudited)

At Special Meetings of Shareholders of the Fund held on May 17, 2013 and adjourned until June 7, 2013, Fund shareholders elected the proposed Trustees and approved a new Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, at the same fee rate as that under the previous investment advisory agreement.

The tables below indicate the voting results for the items noted:

Nominee	Date Passed	For	Withheld
Mr. David Brooks Adcock	5/17/13	22,188,280	15,068
Mr. Nigel D. T. Andrews	5/17/13	22,188,244	15,103
Ms. E. Lee Beard	5/17/13	22,188,280	15,068
Mr. David C. Brown	5/17/13	21,123,846	1,079,501
Ms. Sally M. Dungan	5/17/13	22,188,280	15,068
Mr. David L. Meyer	5/17/13	22,188,280	15,068
Mr. Leigh A. Wilson	5/17/13	22,188,244	15,103

Resolution	Date Passed	For	Against	Abstain	Broker Non-Vote
Investment Advisory Agreement	6/7/13	21,984,136	11,932	2,631,982	1,130,288

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of the Victory Institutional Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Institutional Funds, constituting the Victory Institutional Diversified Stock Fund (the "Fund"), as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Institutional Funds as of October 31, 2013, the results of its operations for the year then ended, the change in its net assets for each of the two years then ended and financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 23, 2013

Supplemental Information

The Victory Institutional Funds  October 31, 2013

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently seven Trustees, six of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 14 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 62	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 66	Vice Chair and Trustee	August 2003	Retired.	Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc (2002-2011); Old Mutual US Asset Management (since 2002).
E. Lee Beard, 62	Trustee	February 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005).	Penn Millers Holding Corporation (January 2011-November 2011).
Sally M. Dungan, 59	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
David L. Meyer, 56	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

Supplemental Information — continued

The Victory Institutional Funds  October 31, 2013

(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Leigh A. Wilson, 69	Chair and Trustee	August 2003

Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens) and New Century Living (senior housing consulting) (since 1991); Director, The Mutual Fund Directors Forum (since 2004).

Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation (since 2012); Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.
David C. Brown, 41	Trustee	July 2008

Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-July 2013), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Supplemental Information — continued

The Victory Institutional Funds  October 31, 2013

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael D. Policarpo, II, 39	President	May 2008

Chief Financial Officer (since February 2013), Senior Managing Director (2010-January 2013) and Managing Director (2005-2010), the Adviser: Chief Financial Officer and Treasurer (since 2013), Victory Capital Holdings, Inc.

Derrick A. MacDonald, 43	Vice President	August 2010	Director of Investment Operations & Technology, the Adviser (since 2008); Global Business Director, Avery Dennison (2004-2008).
Christopher K. Dyer, 51	Secretary	February 2006	Director of Fund Administration, the Adviser.
Jay G. Baris, 59	Assistant Secretary	August 2003	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).
Christopher E. Sabato, 45	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services, Inc.
Eric B. Phipps, 42	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services, Citi Fund Services, Inc. (since 2006).
Edward J. Veilleux, 70	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

Supplemental Information — continued

The Victory Institutional Funds  October 31, 2013

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13	Expense Ratio During Period** 5/1/13-10/31/13
Institutional Diversified Stock Fund	$1,000.00	$1,143.80	$3.19	0.59%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

Supplemental Information — continued

The Victory Institutional Funds  October 31, 2013

(Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13	Expense Ratio During Period** 5/1/13-10/31/13
Institutional Diversified Stock Fund	$1,000.00	$1,022.23	$3.01	0.59%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

Additional Federal Income Tax Information:

For the year ended October 31, 2013, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 26%.

Dividends qualifying for corporate dividends received a deduction of 26%.

Supplemental Information — continued

The Victory Institutional Funds  October 31, 2013

(Unaudited)

Considerations of the Board in Approving the Investment Advisory Agreement (the "Agreement")

In anticipation of the acquisition of VCM by VCH from KeyBank (the "Transaction"), the Board approved the Agreement on behalf of the Fund at a special meeting, which was called for that purpose, on February 20, 2013. The Board had approved the previous investment advisory agreement at a December 29, 2012 meeting, and that agreement would automatically terminate upon the closing of the Transaction, pursuant to Section 15 of the 1940 Act. The Agreement, approved on February 20, 2013 and effective August 1, 2013, contains the same fee rate as the previous investment advisory agreement.

In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the Fund. The Board considered the Fund's investment performance as a significant factor in determining whether the Agreement should be approved. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature and quality of the services provided and expected to be provided;

•  Fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Fees paid by other clients of the Adviser for similar services and the differences in the services provided to the other clients;

•  Total expenses of the Fund;

•  The Adviser's commitments to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, including revenues paid to affiliates of the Adviser by the Funds for custodian and administration services;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  Historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative fee paid to the Adviser, in the context of the Adviser's profitability of the Fund individually. In addition, the Board recalled its review at prior Board meetings of: (1) the Fund's expense ratio and management fee compared to those of mutual funds in a peer group compiled by the Adviser; (2) the factors and methodology used in the selection of the Fund's peer group in accordance with a process designed by an independent third party consultant hired by the Board; (3) fees charged and other information related to the Adviser's management of similarly-managed institutional and private accounts, and the differences in the services provided to the other accounts; and (4) the Fund's performance against the selected peer group and its performance against the Fund's selected benchmark index and Morningstar category. The Board considered the additional resources that management committed to enhance portfolio analysis, compliance and trading systems. The Board noted the longevity of the portfolio manager and the management team. The Board considered the steps being taken to improve performance.

In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

Supplemental Information — continued

The Victory Institutional Funds  October 31, 2013

(Unaudited)

Approval of the Agreement on Behalf of the Fund

Having concluded, among other things, that: (1) the Fund's management fee and total annual expenses were within the range of management fees and expenses of comparable mutual funds; and (2) management was addressing the Trustees' concerns about the Fund's performance, the Board determined that it was in the best interests of the Fund's shareholders to approve the Agreement with respect to the Fund.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Fund discussed above, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for the period ending December 31, 2014, on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fees paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser which, over the years, have resulted in the Fund achieving its stated investment objective;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

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Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Institutional Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Institutional Funds do not share information with other companies for purposes of marketing solicitations for products other than the Victory Institutional Funds. Therefore, the Victory Institutional Funds do not provide opt-out options to their shareholders.

The Victory Institutional Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	866-689-6999

VF-INST-ANN (10/13)

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David Meyer and Leigh Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2013	2012
(a) Audit Fees (1)	$20,250	$19,075
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	4,300	4,200
(d) All Other Fees (4)	0	0

(1)         Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)         Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)         Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4)         For fiscal years ended October 31, 2013 and October 31, 2012, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2013 and 2012 are for recurring tax fees for the preparation of the federal and state tax returns.

(e)(1)The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f)  Not applicable

(g)

2013	$233,605
2012	$198,455

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Institutional Funds

By (Signature and Title)	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	December 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael D. Policarpo, II
Michael D. Policarpo, II, President

Date	December 18, 2013

By (Signature and Title)	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	December 18, 2013